EXHIBIT 10.1


 TERMS AND CONDITIONS OF CAP UNIT AWARD GRANTED TO YOU (THE "PARTICIPANT")UNDER
  THE BEAR STEARNS COMPANIES INC. CAPITAL ACCUMULATION PLAN FOR SENIOR MANAGING
                                    DIRECTORS

            This document contains the Terms and Conditions applicable to an
award, with respect to Fiscal Year       , of CAP Units made to the Participant
by the Compensation Committee (the "Committee") of The Bear Stearns Companies Inc., a Delaware corporation (the "Company"), under The Bear Stearns Companies Inc. Capital Accumulation Plan for Senior Managing Directors (the "Plan").

                                    ARTICLE I

                               GRANT OF CAP UNITS
                               ------------------

Section 1.1 Grant of CAP Units.
            -------------------



            The Committee has granted to the Participant, with respect to Fiscal
Year       , the number of units (the "Base Units") set forth as the "Fiscal
Year        CAP Award" in a letter dated January { } from the Management &
Compensation Committee to the Participant (such Base Units, together with related Earnings Units, Dividend Equivalents Units and/or Replacement Units as described herein, are collectively referred to hereafter as the "CAP Units"). The number of CAP Units shall be subject to adjustment as provided in Section 8 of the Plan.

Section 1.2 Incorporation by Reference, Etc.
            --------------------------------

            The provisions of the Plan are hereby incorporated herein by reference. These Terms and Conditions shall be construed in accordance with the provisions of the Plan and except as otherwise expressly set forth herein, any capitalized terms not otherwise defined in these Terms and Conditions shall have the definitions set forth in the Plan. The Appropriate Committee shall have final authority to interpret and construe the Plan and these Terms and Conditions and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Participant and his or her legal representative in respect of any questions arising under the Plan or these Terms and Conditions. In the event of any inconsistency between these Terms and Conditions and the terms of the Plan, the terms of the Plan shall govern.

                                   ARTICLE II

                          TERMS AND CONDITIONS OF AWARD
                          -----------------------------

Section 2.1 Deferral Period; Restrictions on Transferability During
            -------------------------------------------------------
            Deferral Period.
            ----------------

            (a) The Deferral Period with respect to the CAP Units shall end on
                 , unless extended by the Participant in accordance with procedures adopted by the Appropriate Committee and except as otherwise provided herein.

            (b) During the Deferral Period, the Participant shall not sell, transfer, pledge, or otherwise encumber the CAP Units.

Section 2.2 Vesting of CAP Units.
            ---------------------

            (a) Base Units

            So long as the Participant is employed by the Company or any subsidiary of the Company on the applicable vesting dates set forth below (each such date, as well as the analogous date applicable to Earnings Units, as may be extended pursuant to the last sentence of Section 2.2(a) (with respect to Base Units) and the proviso in the third sentence of Section 2.2(b) (with respect to Earnings Units) being referred to as the "Vesting Date"), the Base Units shall become vested as follows:

      Percentage of Base Units            Vesting Date
      ------------------------            ------------



As provided in Sections 2.3 and 3.3 hereof, the Base Units may vest at an earlier date or may continue to vest following Termination of Employment. Notwithstanding the foregoing, if the Participant is suspended from employment by the Company or a subsidiary of the Company or is on a personal leave of absence (in each case with or without pay) in lieu of a suspension prior to the applicable Vesting Date (determined after application of all such previous
suspensions or leaves of absence from employment following                  ),
then unless otherwise determined by the Appropriate Committee, each applicable Vesting Date shall be extended by the number of days during which the Participant was so suspended or on leave of absence from employment.

            (b) Earnings Units.

            Except as provided in Section 2.3 hereof, so long as the Participant remains employed by the Company or any subsidiary of the Company, the Participant shall be credited with additional units (the "Earnings Units") relating to Base Units hereunder and attributable to Net Earnings Adjustments. The Earnings Units shall be credited, in accordance with Section 5.10 of the Plan, in the form of additional CAP Units. Subject to Section 2.3 hereof, the
Vesting Date applicable to all Earnings Units shall be                    ;
provided, however, if the Participant is suspended from employment by the Company or a subsidiary of the Company or is on a personal leave of absence in lieu of a suspension (in each case with or without pay) prior to such date (determined after the application of all such previous suspensions from
employment or leaves of absence following                    ), then unless
otherwise determined by the Appropriate Committee, the Vesting Date applicable to the Earnings Units shall be extended by the number of days during which the Participant was so suspended from employment or on leave of absence. As provided in Sections 2.3 and 3.3 hereof, the Earning Units may vest at an earlier date or may continue to vest following Termination of Employment.

Section 2.3 Termination of Employment.
            --------------------------

            (a) In the event of a Termination of Employment prior to a Vesting Date applicable to any Base Units or Earnings Units, the following provisions shall apply:

      (i) Termination of Employment by the Company with Cause or Termination of Employment by Participant Who Competes, etc., or Termination of Employment following a suspension of employment or following a personal leave of absence in lieu of a suspension (in each case with or without pay) in circumstances in which the Participant does not return to full time employment following such suspension or leave. In the event of (x) a Termination of Employment by the Company with Cause (as defined below), (y) a Termination of Employment by the Participant in circumstances in which the Participant does not agree to be subject to the provisions of Section 3.1, or (z) a Termination of Employment following a suspension of employment or following a personal leave of absence in lieu of a suspension (in each case with or without pay) in circumstances in which the Participant does not return to full time employment following such suspension or leave:

            (1) all Base Units and Earnings Units with respect to which the Vesting Date had not occurred as of the date of such Termination of Employment shall not vest and shall be immediately cancelled for no value;

            (2) in lieu of Earnings Units credited to any Base Units in respect of which the Vesting Date had occurred as of the date of such Termination of Employment, Replacement Units shall be credited to the Participant (as of the date of such Termination of Employment and in accordance with Section 2.4 (a) hereof) in respect of such Base Units;

            (3) all Base Units with respect to which the Vesting Date had occurred as of the date of such Termination of Employment, and all Replacement Units credited pursuant to paragraph (2) above, shall thereafter be credited with Dividend Equivalent Units (in accordance with Section 2.4(b) hereof) until the cancellation or settlement of such Base Units and Replacement Units, such Dividend Equivalent Units to be subject to the same terms and conditions, including the provisions of Article III hereof, as are applicable to the underlying Base Units and Replacement Units;

            (4) if, at any time during the period from the date of such Termination of Employment through the date which is one hundred eighty (180) days following the date of such Termination of Employment, the Participant fails to comply with the Non-Solicitation Requirement specified in Section 3.1(v) hereof, then the Company at its election may seek an injunction, including an injunction in aid of arbitration, to enforce the provisions of
            Section 3.1(v) from any court of competent jurisdiction; and

            (5) the Deferral Period applicable to all CAP Units which are not cancelled shall be unaffected by such Termination of Employment.

      (ii) Termination of Employment by the Company without Cause and without Disability. In the event of a Termination of Employment by the Company (other than due to Cause or Disability or under circumstances described in clause (a)(i)(z) above) in circumstances in which the Participant executes a release of any and all potential claims against the Company and its subsidiaries in a form acceptable to the Appropriate Committee (the "Release"):

            (1) all outstanding Base Units and Earnings Units with respect to which the Vesting Date had not occurred as of the date of such Termination of Employment shall become fully vested on the earlier of (x) the last applicable Vesting Date or (y) the date which is one hundred eighty (180) days following the date of such Termination of Employment (in either case, the "Accelerated Vesting Date"), but in either such case such Base Units and Earnings Units shall vest if and only if, at all times during the period commencing on the date of such Termination of Employment through and including the Accelerated Vesting Date (such period, the "Employee Non-Solicitation Period"), the Participant, acting alone or with others, directly or indirectly, whether as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, stockholder or otherwise, does not solicit or hire any employee or person who, within 90 days prior to the Participant's Termination of Employment, was an employee of, or any consultant or independent contractor to, the Company or any subsidiary or affiliate (the "Employee Non-Solicitation Covenant");

            (2) if the Participant complies with the Employee Non-Solicitation Covenant at all times during the Employee Non-Solicitation Period, then as of the last day of the month prior to the month in which such Termination of Employment occurs, the Participant shall be entitled to be credited with additional fully vested Earnings Units, with respect to the Fiscal Year in which occurs such Termination of Employment, such Earnings Units to be equal to the product of (A) the number of Earnings Units with which the Participant would have been credited had the Participant remained in the employ of the Company until the end of such Fiscal Year, and (B) a fraction, the numerator of which shall be the number of whole months in such Fiscal Year prior to the month in which such Termination of Employment occurs and the denominator of which shall be 12;

            (3) if the Participant complies the Employee Non-Solicitation Covenant at all times during the Employee Non-Solicitation Period, then all Base Units and Earnings Units which are outstanding as of the last day of the month prior to the month in which such Termination of Employment occurs (after giving effect to the crediting of additional Earnings Units under subparagraph (2) above) shall thereafter be credited with fully vested Dividend Equivalent Units (in accordance with Section 2.4(b) hereof) until the settlement of such Base Units and Earnings Units;

            (4) if, at any time during the period from the date of such Termination of Employment through the date which is one hundred eighty (180) days following the date of such Termination of Employment, the Participant fails to comply with the Employee Non-Solicitation Covenant, then the Company at its election may seek an injunction, including an injunction in aid of arbitration, to enforce the Employee Non-Solicitation Covenant from any court of competent jurisdiction; and

            (5) the Deferral Period applicable to all CAP Units which are not cancelled shall end on the Accelerated Vesting Date.

If (A) the Participant fails to comply with the Employee Non-Solicitation Covenant at any time during the Employee Non-Solicitation Period or (B) the Participant does not execute the Release, then the Participant shall be treated as having terminated employment under the provisions of Section 2.3(a)(i).

      (iii) Termination of Employment by Participant (other than by reason of Retirement) Who Does Not Compete, etc. In the event of a Termination of Employment by the Participant (other than by reason of Retirement) in circumstances in which such Participant is not then suspended from employment and is not then on a personal leave of absence (in each case with or without pay) in lieu of a suspension and agrees to be subject to the provisions of Section 3.1:

            (1) all Base Units with respect to which the Vesting Date had not occurred as of the date of such Termination of Employment shall continue to vest as if the Participant had remained in the employment of the Company; provided, however, if, at any time during the period from the date of such Termination of Employment through the last applicable Vesting Date, the Participant fails to comply with the provisions of Section 3.1, then all Base Units not previously cancelled and with respect to which the Vesting Date had not occurred as of the initial date of such failure to comply with the provisions of Section 3.1 shall not vest and shall be immediately cancelled for no value;

            (2) all Earnings Units with respect to which the Vesting Date had not occurred as of the date of such Termination of Employment shall not vest and shall be immediately cancelled for no value;

            (3) in lieu of Earnings Units cancelled hereunder, Replacement Units shall be credited to the Participant (as of the date of such Termination of Employment and in accordance with Section 2.4(a) hereof) in respect of outstanding Base Units;

            (4) all Base Units which are not cancelled and any Replacement Units credited pursuant to paragraph (3) above shall thereafter be credited with Dividend Equivalent Units (in accordance with Section 2.4(b)) until the cancellation or settlement of such Base Units and Replacement Units, such Dividend Equivalent Units to be subject to the same terms and conditions, including the provisions of Article III hereof, as are applicable to the underlying Base Units and Replacement Units;

            (5) if, at any time during the period from the date of such Termination of Employment through the date which is one hundred eighty (180) days following the date of such Termination of Employment, the Participant fails to comply with the Non-Solicitation Requirement specified in Section 3.1(v) hereof, then the Company at its election may seek an injunction, including an injunction in aid of arbitration, to enforce the provisions of
            Section 3.1(v) from any court of competent jurisdiction; and

            (6) the Deferral Period applicable to all CAP Units which are not cancelled shall be unaffected by such Termination of Employment.

      (iv) Termination of Employment as a result of Death. In the event of a Termination of Employment as a result of death:

            (1) the Participant shall become fully vested in all Base Units and Earnings Units (including any Earnings Units credited in respect of the Fiscal Year in which occurs such Termination of Employment, as if the Participant had remained in the employ of the Company until the end of such Fiscal Year); and

            (2) the Deferral Period with respect to all Base Units and Earnings Units shall end as of the last day of the Fiscal Year in which such Termination of Employment occurs and the Company, in settlement of such units, shall, as promptly as practicable following the end of such Fiscal Year, make delivery to the Participant's beneficiaries or estate of shares of Common Stock equal to the aggregate number of such units.

      (v) Termination of Employment as a result of Disability or Retirement. In the event of a Termination of Employment by the Company due to Disability or a Termination of Employment by the Participant due to Retirement (other than with respect to a Participant who is suspended from employment or is on a personal leave of absence in lieu of a suspension (in each case with or without pay) immediately prior to the date of such Termination of Employment), in either case in circumstances in which the Participant agrees to be subject to the provisions of Section 3.1:

            (1) all then outstanding Base Units and Earnings Units with respect to which the Vesting Date had not occurred as of the date of such Termination of Employment shall continue to vest as if the Participant had remained in the employment of the Company; provided, however, if, at any time during the period from the date of such Termination of Employment through the last applicable Vesting Date, the Participant fails to comply with provisions of Section 3.1, or, in the case of a Termination of Employment due to Retirement, commences employment with or provides services to any entity, person, business or organization (other than an entity or an organization described in section 501(c)(3) of the Code or any political organization, including candidacy for public office or other activities pre-approved by the Appropriate Committee) or fails to comply with provisions of Section 3.1, then (x) all Base Units and Earnings Units not previously cancelled and with respect to which the Vesting Date had not occurred as of the initial date of such failure to comply with the provisions of Section 3.1 or the initial time at which the Participant commences employment shall be immediately cancelled for no value and (y) in lieu of any Earnings Units (and related Dividend Equivalent Units) which are cancelled by reason of the Participant's failure to comply with Section 3.1 or commencement of employment shall be immediately cancelled for no value, Replacement Units shall be credited (in accordance with Section 2.4(a) hereof and as of the date of such failure or commencement of employment) in respect of the Base Units which have not been cancelled or settled;

            (2) as of the last day of the month prior to the month in which such Termination of Employment occurs, the Participant shall be entitled to be credited with additional Earnings Units with respect to the Fiscal Year in which occurs such Termination of Employment, such Earnings Units to be equal to the product of (A) the number of Earnings Units with which the Participant would have been credited had the Participant remained in the employ of the Company until the end of such Fiscal Year, and (B) a fraction, the numerator of which shall be the number of whole months in such Fiscal Year prior to the month in which such Termination of Employment occurs and the denominator of which shall be 12; and such additional Earnings Units shall be subject to the same terms and conditions, including the provisions of Article III hereof, as are applicable to Earnings Units generally;

            (3) all Base Units and Earnings Units which are outstanding as of the last day of the month prior to the month in which such Termination of Employment occurs (after giving effect to the crediting of additional Earnings Units under subparagraph (2) above) shall thereafter be credited with Dividend Equivalent Units (in accordance with Section 2.4(b) hereof) until the cancellation or settlement of such Base Units and Earnings Units, such Dividend Equivalent Units to be subject to the same terms and conditions, including the provisions of Article III hereof, as are applicable to the underlying Base Units or Earnings Units, as the case may be;

            (4) if, at any time during the period from the date of such Termination of Employment through the date which is one hundred eighty (180) days following the date of such Termination of Employment, the Participant fails to comply with the Non-Solicitation Requirement specified in Section 3.1(v) hereof, then the Company at its election may seek an injunction, including an injunction in aid of arbitration, to enforce the provisions of
            Section 3.1(v) from any court of competent jurisdiction; and

            (5) the Deferral Period applicable to all CAP Units which are not cancelled shall be unaffected by such Termination of Employment, except that a Participant can elect (under rules prescribed by the Appropriate Committee) to have the Deferral Period end (but only with respect to those Base Units and related Dividend Equivalent Units for which the Vesting Date had occurred prior to the date of such Termination of Employment) on or after the last applicable Vesting Date and to have the Company deliver shares of Common Stock, in accordance with the Plan and these Terms and Conditions, in settlement of all such CAP Units.

            (b) In the event of a Termination of Employment following the last applicable Vesting Date, but prior to the end of the Deferral Period, the following provisions shall apply:

      (i) as of the last day of the month prior to the month in which such Termination of Employment (other than by reason of death) occurs, the Participant shall be entitled to be credited with additional fully vested Earnings Units with respect to the Fiscal Year in which occurs such Termination of Employment, such Earnings Units to be equal to the product of (A) the number of Earnings Units with which the Participant would have been credited had the Participant remained in the employ of the Company until the end of such Fiscal Year, and (B) a fraction, the numerator of which shall be the number of whole months in such Fiscal Year prior to the month in which such Termination of Employment occurs (less any number of whole months during which the Participant was suspended from employment or was on a personal leave of absence in lieu of a suspension (in each case with or without pay)) and the denominator of which shall be 12; and such additional Earnings Units shall be subject to the same terms and conditions, including the provisions of Article III hereof, as are applicable to the Earnings Units generally;

      (ii) in the event of a Termination of Employment (other than by reason of death), all Base Units and Earnings Units which are outstanding as of the last day of the month prior to the month in which such Termination of Employment occurs (after giving effect to the crediting of additional Earnings Units under subparagraph (i) above) shall thereafter be credited with fully vested Dividend Equivalent Units (in accordance with Section 2.4(b) hereof) until the cancellation or settlement of such Base Units and Earnings Units, such Dividend Equivalent Units to be subject to the same terms and conditions, including the provisions of Article III hereof, as are applicable to the underlying Base Units or Earnings Units as the case may be;

      (iii) the Deferral Period applicable to all CAP Units shall be unaffected by such Termination of Employment (other than by reason of death), except that (1) a Participant can elect (but only in the event of a Termination of Employment by reason of Retirement or Disability and under rules prescribed by the Appropriate Committee) to have the Deferral Period end with respect to all CAP Units and to have the Company deliver shares of Common Stock, in accordance with the Plan and these Terms and Conditions, in settlement of all such CAP Units and (2) in the event of a Termination of Employment by the Company (other than due to Cause or Disability), the Deferral Period applicable to all CAP Units shall end on the date of Termination of Employment;

      (iv) in the event such Termination of Employment is by reason of death, the Deferral Period with respect to all Base Units and Earnings Units shall end as of the last day of the Fiscal Year in which occurs such Termination of Employment; the Participant shall be entitled to be credited with additional fully vested Earnings Units in respect of the Fiscal Year in which occurs such Termination of Employment, as if the Participant had remained in the employ of the Company until the end of such Fiscal Year; and the Company, in settlement of all CAP Units, shall, as promptly as practicable following the end of such Fiscal Year, make delivery to the Participant's beneficiaries or estate of shares of Common Stock equal to the aggregate number of such units;

      (v) if, at any time during the period from the date of any Termination of Employment (except a Termination of Employment by the Company other than due to Cause or Disability) through the date which is one hundred eighty (180) days following the date of such Termination of Employment, the Employee fails to comply with the Non-Solicitation Requirement specified in Section 3.1(v) hereof, the Company at its election may seek an injunction, including an injunction in aid of arbitration, to enforce the provisions of Section 3.1(v) from any court of competent jurisdiction; and

      (vi) if, at any time during the period from the date of any Termination of Employment by the Company (other than due to Cause or Disability) through the date which is one hundred eighty (180) days following the date of such Termination of Employment, the Employee fails to comply with the Employee Non-Solicitation Covenant, the Company at its election may seek an injunction, including an injunction in aid of arbitration, to enforce the Employee Non-Solicitation Covenant from any court of competent jurisdiction.

            (c) For purposes of these Terms and Conditions:

            "Cause" means the occurrence of any of the following as reasonably determined by the Appropriate Committee: (1) any act or omission which constitutes, or a series of acts or omissions when taken together which constitute, a material breach by the Participant of the terms of any employment agreement or other written document setting forth terms of employment, (2) notice to the Company or the Participant that the Participant is the subject or target of, or will or may become the subject or target of, any governmental or regulatory investigation relating to any acts or omissions in connection with the Participant's securities trading activity or employment with the Company,
(3) any act or omission which constitutes conduct which has resulted in (i) a notification to an exchange or regulator by the Company or one of its subsidiaries or affiliates reporting such conduct, or (ii) a governmental or regulatory investigation related to conduct, (4) the filing of an indictment or a charge, or the notice to the Company or the Participant that an indictment or charge will or may be filed alleging the Participant's commission of a felony or commission of any crime that would constitute (i) any felony or (ii) a lesser crime or offense relating to any acts or omissions in connection with the Participant's employment with the Company which would result in a statutory disqualification of the Participant, (5) the filing of an administrative charge or the notice to the Company or the Participant that a charge will or may be filed against the Participant by a regulatory agency in connection with the Participant's employment activities, (6) the Participant's violation of a material policy of the Company, (7) the Participant's violation of a specific lawful direction from a person to whom the Participant reports within the scope of Participant's employment, (8) the Participant's engagement in a dishonest or wrongful act involving fraud, misrepresentation or moral turpitude causing damage or potential damage to the Company or any subsidiaries or affiliates, (9) the Participant's willful failure to perform a substantial part of his or her duties, (10) the Participant's breach of any fiduciary duty or duty of loyalty,
(11) any conduct by Participant which violates any federal or state securities law or other applicable regulation governing the conduct of the Participant and of the business of the Company or any subsidiary or affiliate in which the Participant is employed, (12) the issuance of any consent decree, cease and desist or similar order against the Participant by a governmental or regulatory agency or entity relating to violations or alleged violations of any federal or state securities law or other applicable regulation governing the conduct of the business of the Company or any subsidiary or affiliate, or (13) the Participant's unauthorized disclosure of any confidential or proprietary information of the Company or any subsidiary or affiliate or the unauthorized disclosure of any confidential information of a client of the Company or any subsidiary or affiliate.

            "Disability" means the complete and permanent inability of the Participant to perform his or her duties due to physical or mental incapacity, all as determined by the Appropriate Committee upon the basis of such evidence, including independent medical reports and data, as the Appropriate Committee deems necessary or appropriate.

            "Retirement" means Termination of Employment by the Participant, upon a delivery of the Notice of Termination, if, as of the date of such Termination of Employment, the Participant had attained the age of forty-five
(45) and had completed a minimum of ten (10) continuous years of service with the Company and its subsidiaries. For purposes of this definition, "Retirement" will generally mean that the Participant is not working at all, except for certain charitable or not-for-profit endeavors. For purposes of this definition, "Notice of Termination" means a written Notice of Termination delivered to the Company at least thirty (30) days prior to the Participant's Retirement (unless a lesser period is permitted by Appropriate Committee) advising the Company of the Participant's intention to terminate employment and specifying the date of termination, certifying that the Participant will not be employed by or provide services to any entity other than a charitable or non-profit organization (and, if accepting employment or providing services to any such organization, identifying the organization by name and describing the position, duties and/or relationships with such entity), and agreeing to provide other information regarding the Participant's reasons for termination and subsequent business activity upon request of the Company.

            "Termination of Employment" means the event by which the Participant ceases to be employed by the Company or any subsidiary of the Company and, immediately thereafter, is not employed by or providing substantial services to any of the Company or a subsidiary of the Company. Neither (x) a transfer of the Participant from the Company to a subsidiary or other affiliate of the Company, or vice versa, or from one subsidiary or affiliate of the Company to another, nor (y) a duly authorized leave of absence (other than in connection with a suspension), agreed to in writing by the Participant, shall be deemed a Termination of Employment.

Section 2.4 Replacement Units; Dividend Equivalent Units.
            ---------------------------------------------

            (a) In those circumstances described in the applicable provisions of
Section 2.3 hereof, there shall be credited, as of the applicable date set forth in such provisions, a number of Units ("Replacement Units") equal to (x) the number of Base Units which are not cancelled as of such applicable date, multiplied by (y) the aggregate amount of cash dividends paid per share of Common Stock (and the aggregate fair market value of any property paid per share of Common Stock, in the case of non-cash dividends) from through such applicable date, divided by (z) the Fair Market Value (as of such applicable date) of a share of Common Stock. Any Replacement Units shall be subject to the same terms and conditions, including the vesting provisions hereof and the provisions of Article III hereof, as are applicable to the underlying Base Units.

            (b) In accordance with Sections 2.3 and 3.3 hereof, additional units ("Dividend Equivalent Units") shall be credited on outstanding CAP Units until cancellation or settlement of such CAP Units, as follows:

      (i) Cash Dividends. If the Company declares and pays a cash dividend on Common Stock, then a number of additional Dividend Equivalent Units shall be credited to the Participant as of the payment date for such dividend equal to (A) the number of CAP Units credited to the Employee as of the record date for such dividend, multiplied by (B) the amount of cash actually paid as a dividend on each share of Common Stock at such payment date, divided by (C) the Fair Market Value of a share of Common Stock at the ex-dividend date.

      (ii) Non-Stock Dividends. If the Company declares and pays a dividend on Common Stock in the form of property other than shares of Common Stock, then a number of additional Dividend Equivalent Units shall be credited to the Employee as of the payment date for such dividend equal to (A) the number of CAP Units credited to the Participant as of the record date for such dividend, multiplied by (B) the fair market value of any such property actually paid as a dividend on each share of Common Stock at such payment date, divided by (C) the Fair Market Value of a share of Common Stock at the ex-dividend date.

            (c) Modifications to Dividend Equivalents. Other provisions of this
Section 2.4 notwithstanding, the Appropriate Committee may modify the manner of payment or crediting of Replacement Units or Dividend Equivalent Units.

                                   ARTICLE III

                              ADDITIONAL CONDITIONS
                              ---------------------

Section 3.1 Requirements Relating to Non-Competition, Confidentiality,
            ----------------------------------------------------------
            Non-Disparagement, Cooperation, and Non-Solicitation. As a
            -----------------------------------------------------
            condition to the Participant's Termination of Employment being treated under the provisions of Section 2.3(a)(iii) or 2.3(a)(v) hereof, as applicable:

      (i) Non-Competition Requirement: The Participant, acting alone or with others, directly or indirectly, shall not engage, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant's interest is insubstantial, in any business in an area or region in which the Company or any subsidiary or affiliate conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate and which is similar or substantially related to the business in which the Participant was engaged, in whole or in part, while employed by the Company or a subsidiary or affiliate. For this purpose, an entity shall be deemed to be in competition with the Company or a subsidiary or affiliate if such entity's business involves (A) the sale or trading of securities, futures, commodities, off-exchange products or other similar products on behalf of others (whether customers are individuals or institutions), (B) proprietary trading, including risk arbitrage,
            (C) asset management, (D) investment banking and other financial advisory services, (E) banking and insurance products offered by the Company and its affiliates or under development to be offered by the Company or its affiliates, including but not limited to, bankruptcy, debt and credit products, or (F) proprietary analysis and research relating to any of the foregoing. The Committee shall, in its discretion, determine which lines of business the Company or any subsidiary or affiliate conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company or any subsidiary or affiliate. For purposes of this Section 3.1(i), the Participant's interest as a stockholder is insubstantial if it represents beneficial ownership of less than one percent of the outstanding class of stock, and the Participant's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than one percent of the outstanding equity of the entity;

      (ii) Confidentiality Requirement: The Participant shall not take, disclose, use, sell, or otherwise transfer, except in the course of employment with the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding current and potential customers, clients, counterparts, organization, employees, finances and financial results, methods of operation, transactions and investments, financial analysis and structuring, price, rates and other similar data, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process; and the Participant shall return to the Company, promptly following his or her termination of employment or, if a demand for such return has been made, at any other time, any information, documents, materials, data, inventions, manuals, contracts, computer programs or device containing information relating to the Company or any subsidiary or affiliate, and each of their customers, clients and counterparts, which came into the Participant's possession or control in connection with his or her employment;

      (iii) Non-Disparagement Requirement: The Participant shall not make statements or representations, otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly, or indirectly, disparage or be damaging to the Company or any if its subsidiaries or affiliates or their respective former or current officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to the legal process;

      (iv) Cooperation Requirement: The Participant shall cooperate with the Company and any subsidiary or affiliate by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit or proceeding, whether civil, criminal, administrative, regulatory or investigative, and otherwise shall assist the Company and any subsidiary or affiliate in any action, suit, or proceeding and in preparation of any action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested; and

      (v) Non-Solicitation Requirement: The Participant, acting alone or with others, directly or indirectly, whether as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, stockholder or otherwise (A) shall not solicit or induce any client or customer of the Company for whom the Participant has rendered services while employed by the Company to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate, and (B) shall not solicit or hire any employee or person who, within 90 days prior to the Participant's Termination of Employment, was an employee of, or a consultant or independent contractor to, the Company or a subsidiary or affiliate.

Section 3.2 Committee Discretion.
            ---------------------

            The Appropriate Committee may, in its discretion, waive in whole or in part the provisions of Sections 2.3 or 3.5, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company.

Section 3.3 Change in Control.
            ------------------

            Notwithstanding anything herein to the contrary, if within one year following the occurrence of a Change in Control (x) there occurs a Termination of Employment by the Company (other than for Cause or Disability) or (y) there occurs a Termination of Employment by the Participant for "Good Reason" (as defined below), then (1) all outstanding CAP Units (including any Earnings Units credited in respect of the Fiscal Year in which occurs such Termination of Employment, as if the Participant had remained in the employ of the Company until the end of such Fiscal Year) shall become fully vested, (2) all CAP Units described in clause (1) above shall thereafter be credited with Dividend Equivalent Units (as provided for in Section 2.4(b)) until the cancellation or settlement of all such CAP units, and (3) unless otherwise determined by the Appropriate Committee, the Deferral Period with respect to all then outstanding CAP Units shall be unaffected by such vesting.

For purposes of these Terms and Conditions, "Good Reason" shall mean:

      (A) any material diminution in Participant's authority, duties or responsibilities (including reporting relationships) from that which existed immediately prior to the Change in Control;

      (B) a reduction of more than ten percent (10%) in the Participant's base compensation from that which existed immediately prior to the Change in Control; or

      (C) the relocation of the Participant's principal place of employment to a location more than fifty (50) miles from the Participant's principal place of employment immediately prior to the Change in Control.

Section 3.4 Delivery of Shares.
            -------------------

            Except as otherwise provided hereunder, as soon as practicable following the end of the Deferral Period, the Company shall, in accordance with the procedures set forth in the Plan and in settlement of all then outstanding CAP Units (including, in the event the Participant has remained in the employ of the Company through the end of the Deferral Period, any additional Earnings Units in respect of the Fiscal Year in which the Deferral Period ends), make delivery of shares of Common Stock equal to the aggregate number of such CAP Units. In the event of the Participant's death following a Termination of Employment, but prior to the end of the Deferral Period, the Company shall, in accordance with the procedures set forth in the Plan and in settlement of all then outstanding CAP Units, make delivery of shares of Common Stock equal to the aggregate number of such CAP Units to such Participant's transferee, beneficiaries or estate (as applicable) as promptly as practicable following the death of such Participant.

Section 3.5 Release.
            --------

            Notwithstanding anything to the contrary herein, as a condition precedent to the delivery of any Common Stock with respect to any CAP Units, the Participant or the Participant's beneficiaries or estate (as applicable) shall execute a release of any and all potential claims related to such units in a form acceptable to the Appropriate Committee.

                                   ARTICLE IV

                                  MISCELLANEOUS

Section 4.1 Bound by the Plan and the Terms and Conditions.
            -----------------------------------------------

            The Participant agrees to be bound by all of the provisions of the Plan and these Terms and Conditions.

Section 4.2 Successors.
            -----------

            These Terms and Conditions shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

Section 4.3 Invalid Provision.
            ------------------

            In the event that any provision or portion of these Terms and Conditions shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of these Terms and Conditions shall be unaffected thereby, and any affected provision shall be construed and interpreted to apply to the fullest extent that it could apply without being invalid or unenforceable. These Terms and Conditions, as so construed and interpreted, shall remain in full force and effect to the fullest extent permitted by law.

Section 4.4 No Right to Employment.
            -----------------------

            The granting of the CAP Units shall not constitute or be evidence of any agreement or understanding, express or implied, that Participant has a right to continue as an officer or employee of the Company or a subsidiary for any period of time, or at any particular rate of compensation. These Terms and Conditions, including the provisions of the Plan, shall not in any way alter Participant's employment at will status with the Company or any subsidiary.

Section 4.5 Entire Agreement.
            -----------------

            These Terms and Conditions and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

Section 4.6 Dispute Resolution.
            -------------------

            Except with respect to the Company's right to seek injunctive relief as set forth in Section 2.3, any dispute arising out of or relating to the Plan or these Terms and Conditions shall be resolved by final and binding arbitration before the National Association of Securities Dealers or the New York Stock Exchange, in accordance with applicable arbitration rules then in effect. Any such arbitration shall occur in the City of New York. The parties hereto consent to the jurisdiction of the state and federal courts of New York, located in the City of New York, for any action arising out of or relating to the enforcement of this arbitration provision and for any other relief permitted under these Terms and Conditions.

Section 4.7 Governing Law.
            --------------

            These Terms and Conditions and the rights of the Participant hereunder shall be construed and determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

Section 4.8 Headings.
            ---------

            The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction of these Terms and Conditions.